                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the financial statements of Finest Bagels, L.L.C. (and to all references to our Firm) included in or made a part of this current report on Form 8-K/A.



                                                        ARTHUR ANDERSEN LLP


Denver, Colorado

March 16, 1998